UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number  _811- 05276

Value Line Funds Variable Trust

(Exact name of registrant as specified in charter)

7 Times Square, Suite 1606, New York, N.Y. 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31, 2020

Date of reporting period: December 31, 2020

Item I	Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

Stephen E. Grant,
Portfolio Manager
Liane Rosenberg,
Portfolio Manager
Jeffrey D. Geffen,
Portfolio Manager
Objective:
High total investment
return consistent with
reasonable risk
Inception Date:
October 1, 1987
Net Assets at
December 31, 2020:
$264,038,220
Portfolio
Composition at
December 31, 2020:
(Percentage of Total
Net Assets)
An Update from Fund Management (Unaudited)
PRESIDENT’S LETTER
Dear Shareholders:
On behalf of all of us here at Value Line Funds, I hope this annual report finds you and your families safe and well during these most challenging times.
Know that our long-term commitment to you, our Fund shareholders, remains unchanged. As such, we are pleased to present you with this annual report for Value Line Strategic Asset Management Trust (the “Fund”), a series of Value Line Funds Variable Trust, for the 12 months ended December 31, 2020.
During the 12 months ended December 31, 2020, the Fund posted absolute gains that significantly outperformed the return of its blended benchmark index on a relative basis. Further, the Fund outpaced the category average return of its peers for the one-, three-, five- and ten-year periods ended December 31, 2020 (US Insurance allocation — 70% to 85% equity category), as measured by Morningstar.1 Indeed, as measured by Morningstar, the Fund placed in the top 5% of its peer category for each of these time periods.2
On the following pages, the Fund’s portfolio managers discuss the management of the Fund during the annual period. The discussion highlights key factors influencing recent performance of the Fund. You will also find financial statements, including a Schedule of Investments, for the Fund.
Before reviewing the performance of your mutual fund investment, we encourage you to take a brief look at the major factors affecting the financial markets during the 12 months ended December 31, 2020, especially given the newsworthy events of the annual period.
Economic Review
For calendar year 2020, COVID-19 wreaked havoc on both the U.S. and global economies. Countries were forced to shut down businesses and other workplaces in an effort to gain some control over the pandemic, and the lockdowns, in turn, caused the U.S. and global economies to go into a recession. U.S. Gross Domestic Product (GDP) growth dropped to an annualized growth rate of -5.0% in the first quarter of 2020 and -31.4% in the second quarter, the latter the lowest U.S. GDP reading historically for any quarter. U.S. unemployment leapt from 3.5% at the end of 2019 to 14.7% in April 2020. Retail sales plunged. Manufacturing also took a major hit, with the Institute for Supply Management (ISM) Manufacturing Survey dropping to 41.5 in April, well below the level widely considered to be a sign of contraction. Services, the largest sector of the U.S. economy, was impacted even more, shrinking for the first time in a decade. The ISM Services Index fell to 41.8 in April 2020 from a reading of 52.5 just one month earlier.
With the situation dire, worry around potential corporate bankruptcies and mortgage defaults — and fears of an economic recession taking hold — drove monetary and fiscal authorities to spring into action. The U.S. Federal Reserve (the Fed) cut short-term interest rates from 1.5% to near zero, committed to buy an unlimited amount of U.S. Treasury and agency mortgage-backed securities, increased the scope of its asset purchase program to include investment grade and high yield corporate bonds, and started numerous credit facilities to help buoy the municipal bond market. Many other developed market central banks also added accommodation, while several emerging market central banks embarked on quantitative easing for the first time. On the fiscal front, the U.S. government enacted a $2+

About information in this report:
•
It is important to consider the Fund’s investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested.

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

trillion relief bill, unleashing a massive stimulus plan to stem economic damage that included direct checks to many Americans, billions of dollars available to small businesses, and increases to the amount Americans could obtain from unemployment insurance.
These monetary and fiscal measures successfully stemmed further significant declines in the capital markets. Many of the economic indicators that had been so depressed began to improve. Nonfarm payroll jobs added back almost eight million jobs in May and June. By the end of September, the U.S. economy had gained back more than half the jobs lost in February, March and April. This job growth trend continued for the remainder of the year, with the exception of December when there was a loss of 140,000 jobs. Jobless claims, which peaked at more than 6.8 million at the end of March, declined to 790,000 at the end of December. The unemployment rate fell to 6.7% in December, still high but much better. Manufacturing was a major source of support, with the ISM Manufacturing Survey rebounding to 60 in December, its highest level since August 2018. Strength in the housing market was a notable contributor to the gains in manufacturing. Amid the pandemic, many Americans bought houses in the suburbs, fleeing the density of cities. Historically low interest rates were an added incentive to make a home purchase. Retail sales also rebounded strongly.
While work-at-home scenarios, masks and social distancing measures helped segments of the U.S. economy re-open gradually in phases, pushing third quarter U.S. GDP to a 33.1% growth rate on an annualized basis, the fastest growth rate since the government began to track quarterly GDP data in 1947, prospects for the economy became somewhat clouded by the fall of 2020. COVID-19 cases, hospitalizations and deaths increased rapidly during the fourth quarter, reaching new highs in some states. Partial lockdowns were re-established. Although some economic strength was sapped by the spikes, most economic indicators held up, or surprisingly improved, into the end of the year, supported in large part by optimism around the initial rollout of effective COVID-19 vaccines, resolution of the U.S. elections and a late but material fiscal stimulus package passed by Congress earmarked primarily toward financial help for individuals and small businesses.
Equity Market Review
U.S. equities, as measured by the S&P 500® Index3, returned 18.40% during the 12 months ended December 31, 2020, though this masked heightened volatility. After registering its worst first quarter return on record, the S&P 500® Index soared in the second quarter of 2020 to record its best quarter since the fourth quarter of 1998 and then continued to rally during the second half of the year.
The U.S. equity market began 2020 on a favorable note, with a stretch of positive returns that lasted into the second half of February. At that point, however, the spread of COVID-19 from China to the rest of the world made it clear the impact of the novel virus would be much more widespread than first thought. The resulting sell-off gained steam throughout March, as investors rushed to exit higher risk assets and rotate into perceived safe havens, such as U.S. Treasuries. The downturn hit its low on March 23, at which point the major U.S. equity indices had given up all the gains of the past three calendar years. Exacerbating matters was the price of oil plunging to its lowest level since 2002, as the world’s largest oil producers failed to agree on whether to reduce output as demand collapsed. Equities subsequently recovered in the final days of the first quarter, thanks in part to the combination of extraordinary fiscal and monetary stimulus, described above. Although these initiatives helped stocks move off their prior lows, markets remained volatile into quarter end, and U.S. equities finished the first quarter with their weakest calendar quarter since 2008.
Volatility remained high, but the U.S. equity market soared back in the second and third quarters on a strong rebound in investor sentiment. On the heels of unprecedented monetary and fiscal stimulus, the prospect of a gradual re-opening of U.S. businesses fueled optimism. An additional boost was provided in the third quarter by a stronger than expected corporate earnings season, some positive economic data and encouraging COVID-19 vaccine developments. However, after gaining ground from April through August, the U.S. equity markets declined in September. Headwinds included delays to additional fiscal stimulus, uncertainty around the then-upcoming U.S. elections and the threat of a second wave of COVID-19 and its accompanying lockdowns. The sell-off continued in October. November and December 2020 saw a robust rally on positive COVID-19 vaccine news, the resolution to a contested U.S. presidential election, delivery of fiscal stimulus from Washington D.C., indications the Fed would keep interest rates near zero indefinitely and the beginning of COVID-19 vaccine inoculations. Even adverse headlines — including another round of lockdowns in certain areas of the country and the emergence of new COVID-19 strains — did little to diminish investors’ enthusiasm, as U.S. equities reached new highs at the end of the year.

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

As was the case since 2017, growth stocks significantly outperformed value stocks across the capitalization spectrum of the U.S. equity market for the annual period ended December 31, 2020, though, in a sharp reversal, the value style outperformed growth in the fourth quarter of 2020. Within the U.S. equity markets, large-cap stocks performed best, followed at some distance by small-cap stocks and then by mid-cap stocks. (All as measured by the FTSE Russell indices.3)
In the S&P 500® Index, eight of the 11 sectors generated positive absolute total returns during the annual period. Information technology, consumer discretionary and communication services were the best relative performers. Energy, financials and real estate were the weakest performing sectors in the S&P 500® Index during the annual period.
All told, the U.S. equity markets outperformed the international equity markets during the annual period. Developed and emerging market equities, as measured by the MSCI EAFE Index3 and MSCI Emerging Markets Index3, respectively, posted annual returns of 7.82% and 18.31%, respectively. International equity markets followed a similar path as U.S. equities, ending the first quarter of 2020 sharply lower and then rebounding in the subsequent three quarters. Also as in the U.S., most international governments and global central banks took extraordinary measures to limit financial market stress.
Fixed Income Market Review
The broad U.S. investment grade fixed income market, as measured by the Bloomberg Barclays US Aggregate Bond Index4, posted a return of 7.51% during the annual period, significantly underperforming the broad U.S. equity market. Still, bond prices rose and yields fell across the yield curve, or spectrum of maturities, during the annual period. (Remember, there is usually an inverse relationship between bond prices and yield movements, so that bond prices rise when yields decrease and vice versa.)
U.S. Treasury yields rose in the fourth quarter on expectations of increased economic growth in the year ahead. However, for the annual period overall, the yield on the three-month U.S. Treasury bill fell approximately 146 basis points, the yield on the two-year U.S. Treasury note decreased approximately 145 basis points, and the yield on the five-year U.S. Treasury note fell approximately 133 basis points. (A basis point is 1/100th of a percentage point.) The yield on the bellwether 10-year U.S. Treasury note decreased approximately 99 basis points, and the yield on the 30-year U.S. Treasury bond fell approximately 74 basis points during the annual period. The Fed’s extraordinary measures to cushion the economic pain helped push yields lower across the spectrum of maturities. In addition, rates in most other developed markets remained near record lows — even dipping into negative territory in some, such as the U.K., which also indirectly helped keep U.S. yields lower. As yields on shorter-term maturities fell more than those on longer-term maturities, the yield curve steepened5, with the closely-watched spread, or yield differential, between two-year and 10-year maturities widening during the annual period.
Long-dated U.S. Treasuries posted the strongest total returns during the annual period, as the devastating fallout from the pandemic sparked fears of a global recession and led investors to seek shelter in high quality, lower-risk assets. Treasury inflation protected securities outperformed nominal, or non-inflation-linked, U.S. Treasuries overall as well as the Bloomberg Barclays US Aggregate Bond Index. Spread, or non-government bond, sectors posted mixed performance, though virtually all generated positive absolute returns during the annual period, largely supported by the speed and magnitude of the Fed’s monetary policy stimulus, which included a multi-sector bond buying program. Investment grade corporate bonds outperformed U.S. Treasuries on strong investor demand for yield, though high yield corporate bonds modestly lagged the returns of U.S. Treasuries during the annual period overall. The securitized sector as a whole underperformed U.S. Treasuries, but within the sector, commercial mortgage-backed securities outperformed the broad Bloomberg Barclays US Aggregate Bond Index, substantially outpacing asset-backed securities and mortgage-backed securities. Sovereign emerging markets debt also posted positive absolute returns for the annual period but lagged U.S. Treasuries.
* * *
Of course, moving forward, we continue to monitor the latest updates related to COVID-19. Just as we remain focused on long-term, strategic investing through all market conditions, we encourage you to do so as well.
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures since 1950 — based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics.

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

To stay current with timely commentary and investment insights and/or if you have any questions or would like additional information on these or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,
Mitchell Appel
President of the Value Line Funds
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus.
You may obtain free copies of the Fund’s prospectus, Statement of Additional Information or its annual or semi-annual shareholder reports or make shareholder inquiries by contacting your sponsoring insurance company or online at www.vlfunds.com/literature/order-literature. By phone: 1-800-243-2729.
The Value Line Funds are distributed by EULAV Securities LLC.

Morningstar, Inc. is an investment research and investment management firm headquartered in Chicago, Illinois, United States.

Ranked by Morningstar in the top 5% for the one-year (129 funds) period ended December 31, 2020 and in the top 1% for the three-year (126 funds), five-year (107 funds) and 10-year (79 funds) periods ended December 31, 2020. All in the Morningstar US Insurance allocation 70% to 85% equity category.

The S&P 500® Index consists of 500 stocks that are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ national Market System and is representative of the broad stock market. The MSCI EAFE Index is an equity index that captures large-cap and mid-cap representation across 21 developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI Emerging Markets Index captures large-cap and mid-cap representation across 27 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The FTSE Russell indices are a broad range of U.S. indices that allow investors to track current and historical market performance by specific size, investment style and other market characteristics. These are unmanaged indices and do not reflect charges, expenses or taxes, and it is not possible to directly invest in these indices.

4
The Bloomberg Barclays US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS. This is an unmanaged index and does not reflect charges, expenses or taxes, which are deducted from the Fund’s return. It is not possible to directly invest in this index.

5
A steepening yield curve is one in which longer-term yields are increasingly higher than shorter-term yields. A flattening yield curve is one in which the differential between yields on shorter-term and longer-term maturities narrows.

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

PORTFOLIO MANAGEMENT COMMENTARY (Unaudited)
INVESTMENT OBJECTIVE
The Fund’s investment objective is to achieve a high total investment return, consistent with reasonable risk.
Manager Discussion of Fund Performance
Below, Value Line Strategic Asset Management Trust portfolio managers Stephen E. Grant, Jeffrey D. Geffen and Liane Rosenberg discuss the Fund’s performance and positioning for the 12 months ended December 31, 2020.
How did the Fund perform during the annual period?
The Fund generated a total return of 17.98% during the 12 months ended December 31, 2020. This compares to the 14.04% return of the Fund’s blended benchmark, composed 60% of the S&P 500® Index and 40% of the Bloomberg Barclays US Aggregate Bond Index (the Bloomberg Barclays Index), during the same annual period.
What key factors were responsible for the Fund’s performance during the 12-month reporting period?
The Fund outperformed its blended benchmark during the 12-month reporting period. The equity portion of the Fund outperformed the 18.40% return of the S&P 500® Index, while the fixed income portion of the Fund posted positive absolute returns but underperformed the 7.51% return of the Bloomberg Barclays Index on a relative basis during the annual period. Further, during the annual period, growth-oriented stocks outpaced value-oriented stocks by a wide margin. This style preference by investors at large proved a plus for the equity portion of the Fund, which emphasizes growth over value. On the other hand, as large-cap stocks fared better than mid-cap and small-cap stocks, the equity portion of the Fund’s performance was muted somewhat by the average market capitalizations of its holdings being substantially less than that of the S&P 500® Index.
Asset allocation contributed positively to relative results. The Fund was overweighted in stocks and underweighted in fixed income during an annual period when the S&P 500® Index outpaced the Bloomberg Barclays Index.
Which equity market sectors most significantly affected Fund performance?
The equity portion of the Fund benefited from both effective stock selection and sector allocation decisions overall. The equity portion of the Fund benefited most from effective stock selection in the health care sector. Having an underweighted allocation to financials, which underperformed the S&P 500® Index during the annual period, and having no exposure to energy, the weakest sector in the S&P 500® Index during the annual period, added value as well.
Only partially offsetting these positive contributors was stock selection in the information technology sector, which detracted most, attributable primarily to not holding positions in the sector’s strong performers Apple and Microsoft. Having an underweighted allocation to information technology, which was the strongest performing sector in the S&P 500® Index during the annual period, also hurt. Further dampening the Fund’s relative results was weak stock selection in consumer discretionary and holding no positions in the strongly-performing communication services sector.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the equity portion of the Fund’s results were veterinary testing applications-focused medical equipment provider IDEXX Laboratories, pest control services provider Rollins and weighing instruments manufacturer Mettler-Toledo International. Shares of each of these companies enjoyed robust double-digit gains during the annual period because of stronger than expected operating performance.
Which stocks detracted significantly from the Fund’s performance during the annual period?
During the annual period, the equity portion of the Fund was hurt most by not owning the three biggest components of the S&P 500® Index as measured by market capitalization — information technology giants Apple and Microsoft and consumer discretionary’s e-commerce behemoth Amazon.com. Each of these companies posted a robust double-digit gain during the annual period. However, currently, the equity portion of the Fund’s strategy does not typically invest in giant, mega-cap companies.

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

Did the equity portion of the Fund make any significant purchases or sales?
During the annual period, among those positions initiated in the equity portion of the Fund were NextEra Energy, a utilities provider; Fidelity National Information Services, a payment services provider; and S&P Global, which provides its clients with financial information services. In our view, each of these companies has demonstrated consistently attractive long-term growth in both earnings and stock price.
Among those positions eliminated from the equity portion of the Fund during the annual period were health care products and services distributor Henry Schein, rail operator Canadian National Railway and property and casualty insurance company Chubb. Each of these companies appeared to us to no longer be on the consistent long-term growth track we seek.
Were there any notable changes in the equity portion of the Fund’s weightings during the 12-month period?
During the 12-month period ended December 31, 2020, the equity portion of the Fund shifted from an overweight to an underweight allocation to consumer discretionary relative to the S&P 500® Index.
How was the equity portion of the Fund positioned relative to its benchmark index at the end of December 2020?
As of December 31, 2020, the equity portion of the Fund was overweighted relative to the S&P 500® Index in the industrials, health care, materials and real estate sectors. The equity portion of the Fund was underweighted relative to the S&P 500® Index in the information technology, financials, consumer staples, consumer discretionary and utilities sectors on the same date. The equity portion of the Fund had no allocation at all to the energy and communication services sectors on December 31, 2020.
What was the duration strategy of the fixed income portion of the Fund?
Duration positioning in the fixed income portion of the Fund contributed positively to its relative performance, as the fixed income portion of the Fund generally held a duration stance longer than that of the Bloomberg Barclays Index during the annual period based on our expectations for lower interest rates. The Fed had been clear in its intent to keep interest rates low for an extended period in an effort to counter the economic weakness brought on by the COVID-19 pandemic. As rates did fall significantly across the yield curve during the annual period, the fixed income portion of the Fund’s long duration positioning added significant value. Duration is a measure of the Fund’s sensitivity to changes in interest rates.
However, the Fund’s yield curve positioning overall detracted from the fixed income portion of the Fund’s relative performance during the annual period. It would have proved more beneficial had the Fund held more of a barbell positioning along the U.S. Treasury yield curve, with greater weightings in short-term and long-term maturities, rather than an emphasis on the intermediate segment of the yield curve.
Which fixed income market segments most significantly affected Fund performance?
Issue selection within the investment grade corporate bond sector detracted most. The corporate bonds held by the fixed income portion of the Fund were generally high quality and underperformed lower quality, more “risk on”* credits, which performed better during the annual period on investor demand for yield. Similarly, issue selection within the securitized sector detracted given the fixed income portion of the Fund’s emphasis on mortgage-backed securities. Mortgage-backed securities underperformed the Bloomberg Barclays Index during the annual period, hurt by high prepayments amid the fall in interest rates. Having an overweight to asset-backed securities further detracted from the fixed income portion of the Fund’s relative results.
Conversely, an overweight allocation to investment grade corporate bonds contributed positively to relative performance. Also, select long-dated industrial investment grade corporate bonds offered superior returns. Having a modest exposure to high yield corporate bonds, which are not a component of the Bloomberg Barclays Index but which performed strongly during the annual period, contributed positively to the fixed income portion of the Fund’s relative results as well. Having an overweight to commercial mortgage-backed securities within the securitized sector also proved beneficial.
Were there any notable changes in the fixed income portion of the Fund’s weightings during the 12-month period?
Most of the changes to the fixed income portion of the Fund’s weightings were made during the last quarter of the annual period. In those months, we added some risk, as the development and distribution of COVID-19 vaccines accelerated, bringing with it the hope of a return to more “normal” economic conditions both domestically and globally

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

in 2021. We also became more constructive on adding some risk due to widespread expectations that the Biden Administration would likely seek to increase economic support for individuals struggling from the economic pain inflicted by the fallout from the COVID-19 pandemic. We increased the fixed income portion of the Fund’s exposure to high yield corporate bonds. We also remained committed to the fixed income portion of the Fund’s overweight to investment grade corporate bonds against the backdrop of low interest rates, as investors had continued to show a strong appetite for yield.
How was the fixed income portion of the Fund positioned relative to its benchmark index at the end of December 2020?
At the end of December 2020, the fixed income portion of the Fund remained overweight relative to the Bloomberg Barclays Index in investment grade corporate bonds and remained underweight relative to the Bloomberg Barclays Index in U.S. Treasuries. The fixed income portion of the Fund’s exposure to the securitized sector overall was close to that of the Bloomberg Barclays Index, but within the sector, it was underweight highly-rated mortgage-backed securities and was overweight more “risk-on” commercial mortgage-backed securities. The fixed income portion of the Fund also remained overweight high quality asset-backed securities.
How did the Fund’s overall asset allocation shift from beginning to end of the reporting period?
In allocating assets, we are guided by Value Line’s proprietary asset allocation model. At December 31, 2019, the Fund had weightings of approximately 75% in stocks, 24% in fixed income and 1% in cash equivalents. Allocations remained in a narrow range during the annual period, such that the Fund ended December 2020 with weightings of approximately 73% in stocks, 23% in fixed income and 4% in cash equivalents. At the end of the annual period, Value Line’s asset allocation model remained positive on stocks, based on proprietary financial and economic variables.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
What is your tactical view and strategy for the months ahead?
Regardless of market conditions, in the equity portion of the Fund, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. In our view, these companies possess attractive portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. At the same time, we believe the underlying stocks of these companies tend to be less volatile than the average stock in the S&P 500® Index. By maintaining our investment discipline, the Fund has historically provided a smoother ride to investors than its peer group averages. Putting aside short-term ebbs and flows in the equity market, we believe the equity portion of the Fund’s investments are likely to provide superior returns to our shareholders over the long term. In the fixed income portion of the Fund, we intend to continue diligently monitoring COVID-19-driven trends, standing ready to adjust the portfolio’s risk stance should conditions warrant.
At the end of the annual period, our asset allocation model remained positive on the stock market. However, we continue to monitor market conditions for any factors that might drive a shift in the Fund’s balance between equities and fixed income going forward.

*
“Risk on,” or its opposite “risk off,” is an investment setting in which price behavior responds to and is driven by changes in investor risk tolerance. Risk on and risk off refer to changes in investment activity in response to global economic patterns. During periods when risk is perceived as low, the risk on/risk off theory states that investors tend to engage in higher risk investments. When risk is perceived to be high, investors have the tendency to gravitate toward lower risk investments.

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

Top Ten Holdings as of 12/31/2020 (Unaudited)*
Issue	Shares	Value	Percentage of Net Assets
Roper Technologies, Inc.	22,800	$9,828,852	3.7%
Danaher Corp.	43,200	9,596,448	3.6%
Thermo Fisher Scientific, Inc.	20,000	9,315,600	3.5%
Teledyne Technologies, Inc.	23,700	9,289,926	3.5%
Mettler-Toledo International, Inc.	7,700	8,775,536	3.3%
Waste Connections, Inc.	85,250	8,744,092	3.3%
Salesforce.com, Inc.	35,600	7,922,068	3.0%
IDEXX Laboratories, Inc.	15,500	7,747,985	2.9%
AutoZone, Inc.	6,400	7,586,816	2.9%
Rollins, Inc.	193,500	7,560,045	2.9%
Sector Weightings (Unaudited)*
Common Stock Sectors
(Percentage of Common Stocks)
Bonds & Notes Sectors
(Percentage of All Bonds & Notes)
*
Excludes short-term investments, if any.

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

Average Annual Total Returns (For periods ended 12/31/2020) (Unaudited)
	1 Yr	5 Yrs	10 Yrs
Value Line Strategic Asset Management Trust	17.98%	13.20%	11.47%
60/40 S&P 500® Index/Bloomberg Barclays US Aggregate Bond Index	14.04%	10.91%	9.86%
S&P 500® Index	18.40%	15.22%	13.88%
All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call (888)-Guardian (482-7342) or visit www.guardianOnLine.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.
Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption of units.
Growth of a Hypothetical $10,000 Investment (Unaudited)
To give you a comparison, the chart below shows the performance of a hypothetical $10,000 investment made 10 years ago in the Fund to that of the 60/40 S&P 500® Index/Bloomberg Barclays US Aggregate Bond Index and the S&P 500® Index (the “Indexes”). The returns for the Indexes do not include fees and expenses, but do include the reinvestment of dividends, if any.

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust
Annual Report
To Contractowners

Fund Expenses (Unaudited)
By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example below is based on an investment of $1,000 invested on July 1, 2020 and held for six months ended December 31, 2020.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period*	Annualized Expense Ratio
Actual	$1,000.00	$1,152.40	$4.71	0.87%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.76	$4.42	0.87%

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the Fund’s most recent fiscal one-half year). This expense ratio may differ from the expense ratio shown in the Financial Highlights.

VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST

■ Value Line Strategic Asset Management Trust
 Schedule of Investments
December 31, 2020
Shares		Value
Common Stocks 73.0%
Consumer Discretionary 6.6%
Retail 6.6%
6,400	AutoZone, Inc.(1)	$7,586,816
12,000	Domino’s Pizza, Inc.	4,601,520
75,600	TJX Companies, Inc. (The)	5,162,724
		17,351,060
Consumer Staples 4.5%
Household Products 2.2%
67,000	Church & Dwight Co., Inc.	5,844,410
Retail 2.3%
16,000	Costco Wholesale Corp.	6,028,480
		11,872,890
Financials 1.8%
Commercial Services 1.0%
8,000	S&P Global, Inc.	2,629,840
Insurance 0.8%
60,500	Arch Capital Group, Ltd.(1)	2,182,235
		4,812,075
Healthcare 14.3%
Electronics 3.3%
7,700	Mettler-Toledo International, Inc.(1)	8,775,536
Healthcare Products 10.1%
43,200	Danaher Corp.	9,596,448
15,500	IDEXX Laboratories, Inc.(1)	7,747,985
20,000	Thermo Fisher Scientific, Inc.	9,315,600
		26,660,033
Healthcare Services 0.9%
5,600	IQVIA Holdings, Inc.(1)	1,003,352
4,000	UnitedHealth Group, Inc.	1,402,720
		2,406,072
		37,841,641
Industrials 24.8%
Aerospace/Defense 8.2%
55,000	HEICO Corp.	7,282,000
23,700	Teledyne Technologies, Inc.(1)	9,289,926
8,000	TransDigm Group, Inc.(1)	4,950,800
		21,522,726
Commercial Services 4.5%
48,369	IHS Markit, Ltd.	4,344,987
193,500	Rollins, Inc.	7,560,045
		11,905,032
Shares		Value
Industrials 24.8% (Continued)
Electrical Equipment 1.0%
20,575	AMETEK, Inc.	$2,488,341
Electronics 3.7%
22,800	Roper Technologies, Inc.	9,828,852
Environmental Control 3.3%
85,250	Waste Connections, Inc.	8,744,092
Machinery Diversified 2.4%
10,500	IDEX Corp.	2,091,600
45,300	Toro Co. (The)	4,296,252
		6,387,852
Transportation 1.7%
22,000	Union Pacific Corp.	4,580,840
		65,457,735
Information Technology 12.2%
Diversified Financials 2.7%
20,000	MasterCard, Inc. Class A	7,138,800
Software 9.5%
2,000	Adobe, Inc.(1)	1,000,240
19,000	ANSYS, Inc.(1)	6,912,200
25,000	Cadence Design Systems, Inc.(1)	3,410,750
10,000	Fidelity National Information Services, Inc.	1,414,600
38,000	Fiserv, Inc.(1)	4,326,680
35,600	Salesforce.com, Inc.(1)	7,922,068
		24,986,538
		32,125,338
Materials 3.5%
Chemicals 2.8%
33,400	Ecolab, Inc.	7,226,424
Packaging & Containers 0.7%
9,500	AptarGroup, Inc.	1,300,455
6,000	Ball Corp.	559,080
		1,859,535
		9,085,959
Real Estate 3.9%
REITS 3.9%
23,000	American Tower Corp. REIT	5,162,580
18,500	SBA Communications Corp. REIT	5,219,405
		10,381,985
Utilities 1.4%
Electric 1.4%
48,000	NextEra Energy, Inc.	3,703,200
Total Common Stocks (Cost $49,272,859)		192,631,883

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
 Schedule of Investments (Continued)
December 31, 2020
Principal Amount		Value
Asset-Backed Securities 0.8%
$150,000	Chase Issuance Trust, Series 2012-A7, Class A7, 2.16%, 9/15/24	$154,976
230,000	Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19%, 7/15/31(2)	252,731
350,000	GM Financial Automobile Leasing Trust, Series 2019-2, Class A4, 2.72%, 3/20/23	354,797
150,000	Honda Auto Receivables Owner Trust, Series 2019-2, Class A4, 2.54%, 3/21/25	155,914
250,000	Hyundai Auto Lease Securitization Trust, Series 2019-A, Class A4, 3.05%, 12/15/22(2)	253,916
81,516	Mercedes-Benz Auto Lease Trust, Series 2019-B, Class A2, 2.01%, 12/15/21	81,680
141,252	Nissan Auto Receivables Owner Trust, Series 2017-A, Class A4, 2.11%, 5/15/23	141,735
92,581	Toyota Auto Receivables Owner Trust, Series 2018-D, Class A3, 3.18%, 3/15/23	94,090
200,000	Toyota Auto Receivables Owner Trust, Series 2018-A, Class A4, 2.52%, 5/15/23	203,659
300,000	Verizon Owner Trust, Series 2019-B, Class A1A, 2.33%, 12/20/23	305,938
Total Asset-Backed Securities (Cost $1,985,401)		1,999,436
Commercial Mortgage-Backed Securities 3.0%
250,000	BANK, Series 2017-BNK8, Class A4, 3.49%, 11/15/50	285,274
387,242	Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class AAB, 3.37%, 10/10/47	405,083
100,000	COMM Mortgage Trust, Series 2013-CR6, Class A4, 3.10%, 3/10/46	103,679
100,000	COMM Mortgage Trust, Series 2014-UBS2, Class AM, 4.20%, 3/10/47	108,888
203,514	FHLMC Multifamily Structured Pass-Through Certificates, Series K726, Class A2, 2.91%, 4/25/24	217,514
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K728, Class A2, 3.06%, 8/25/24(3)	270,524
200,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K731, Class A2, 3.60%, 2/25/25(3)	219,656
Principal Amount		Value
$550,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K733, Class A2, 3.75%, 8/25/25	$617,017
168,439	FHLMC Multifamily Structured Pass-Through Certificates, Series K058, Class A1, 2.34%, 7/25/26	178,551
200,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K058, Class A2, 2.65%, 8/25/26	220,814
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K062, Class A2, 3.41%, 12/25/26	286,632
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K065, Class A2, 3.24%, 4/25/27	285,490
222,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K067, Class A2, 3.19%, 7/25/27	253,931
160,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K069, Class A2, 3.19%, 9/25/27(3)	183,258
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K071, Class A2, 3.29%, 11/25/27	288,305
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K089, Class A2, 3.56%, 1/25/29	295,980
196,425	FHLMC Multifamily Structured Pass-Through Certificates, Series K101, Class A1, 2.19%, 7/25/29	210,290
250,000	FREMF Mortgage Trust, Series 2013-K24, Class B, 3.51%, 11/25/45(2)(3)	261,899
100,000	FREMF Mortgage Trust, Series 2013-K34, Class B, 3.73%, 9/25/46(2)(3)	106,747
300,000	FREMF Mortgage Trust, Series 2014-K717, Class B, 3.63%, 11/25/47(2)(3)	304,471
225,000	FREMF Mortgage Trust, Series 2015-K43, Class B, 3.73%, 2/25/48(2)(3)	245,746
200,000	GNMA, Series 2013-12, Class B, 2.11%, 11/16/52(3)	206,490
61,328	GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4, 3.38%, 5/10/45	62,081

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
 Schedule of Investments (Continued)
December 31, 2020
Principal Amount		Value
Commercial Mortgage-Backed Securities 3.0% (Continued)
$250,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5, Class A4, 3.18%, 8/15/45	$257,710
160,358	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A4, 2.86%, 11/15/45	165,133
183,473	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26, Class A3, 3.21%, 10/15/48	195,647
150,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26, Class A5, 3.53%, 10/15/48	166,519
200,000	Morgan Stanley Capital I Trust, Series 2019-H6, Class A4, 3.42%, 6/15/52	226,270
250,000	Morgan Stanley Capital I Trust, Series 2019-L3, Class ASB, 3.07%, 11/15/52	280,711
250,000	Morgan Stanley Capital I Trust, Series 2019-L3, Class A4, 3.13%, 11/15/52	278,890
89,141	Wells Fargo Commercial Mortgage Trust, Series 2017-C40, Class A1, 2.11%, 10/15/50	89,740
100,000	Wells Fargo Commercial Mortgage Trust, Series 2019-C50, Class ASB, 3.64%, 5/15/52	114,122
128,671	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2, Class ASB, 3.46%, 7/15/58	135,867
298,097	Wells Fargo Commercial Mortgage Trust, Series 2015-C30, Class A3, 3.41%, 9/15/58	330,854
192,393	WFRBS Commercial Mortgage Trust, Series 2011-C5, Class A4, 3.67%, 11/15/44	194,706
Total Commercial Mortgage-Backed Securities (Cost $7,641,475)		8,054,489
Corporate Bonds & Notes 9.1%
Basic Materials 0.4%
Chemicals 0.3%
100,000	Air Products and Chemicals, Inc., Senior Unsecured Notes, 2.05%, 5/15/30	106,675
230,000	Celanese U.S. Holdings LLC, Guaranteed Notes, 4.63%, 11/15/22	246,841
100,000	FMC Corp., Senior Unsecured Notes, 3.45%, 10/1/29	113,843
Principal Amount		Value
Basic Materials 0.4% (Continued)
$200,000	LYB International Finance B.V., Guaranteed Notes, 4.00%, 7/15/23(4)	$216,905
125,000	NOVA Chemicals Corp., Senior Unsecured Notes, 5.25%, 6/1/27(2)	133,190
		817,454
Iron/Steel 0.1%
125,000	Steel Dynamics, Inc., Senior Unsecured Notes, 3.25%, 1/15/31(4)	139,781
Mining 0.0%
100,000	Teck Resources, Ltd., Senior Unsecured Notes, 6.13%, 10/1/35	128,949
		1,086,184
Communications 0.9%
Advertising 0.0%
100,000	Omnicom Group, Inc., Senior Unsecured Notes, 2.45%, 4/30/30(4)	106,209
Internet 0.2%
100,000	Alphabet, Inc., Senior Unsecured Notes, 1.90%, 8/15/40	98,146
150,000	Amazon.com, Inc., Senior Unsecured Notes, 4.80%, 12/5/34	205,817
175,000	Netflix, Inc., Senior Unsecured Notes, 4.88%, 4/15/28(4)	197,348
		501,311
Media 0.3%
200,000	Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes, 4.91%, 7/23/25(4)	232,290
200,000	Comcast Corp., Guaranteed Notes, 3.95%, 10/15/25	229,776
150,000	Discovery Communications LLC, Guaranteed Notes, 4.90%, 3/11/26	176,893
125,000	Walt Disney Co. (The), Guaranteed Notes, 2.65%, 1/13/31(4)	137,039
		775,998
Telecommunications 0.4%
228,000	AT&T, Inc., Senior Unsecured Notes, 2.55%, 12/1/33(2)	233,731
200,000	Motorola Solutions, Inc., Senior Unsecured Notes, 4.60%, 5/23/29	239,603
250,000	Verizon Communications, Inc., Senior Unsecured Notes, 4.50%, 8/10/33	315,453
125,000	Vodafone Group PLC, Senior Unsecured Notes, 4.25%, 9/17/50(4)	154,820
		943,607
		2,327,125

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
 Schedule of Investments (Continued)
December 31, 2020
Principal Amount		Value
Corporate Bonds & Notes 9.1% (Continued)
Consumer, Cyclical 0.6%
Auto Manufacturers 0.2%
$150,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 3.38%, 11/13/25(4)	$154,104
200,000	General Motors Financial Co., Inc., Guaranteed Notes, 3.70%, 5/9/23	211,983
150,000	Toyota Motor Credit Corp. GMTN, Senior Unsecured Notes, 3.45%, 9/20/23	162,524
		528,611
Auto Parts & Equipment 0.1%
150,000	Dana, Inc., Senior Unsecured Notes, 5.50%, 12/15/24	153,000
Home Builders 0.1%
175,000	Lennar Corp., Guaranteed Notes, 4.88%, 12/15/23(4)	193,375
125,000	Toll Brothers Finance Corp., Guaranteed Notes, 4.88%, 11/15/25	140,312
		333,687
Home Furnishings 0.1%
100,000	Whirlpool Corp., Senior Unsecured Notes, 4.75%, 2/26/29(4)	121,942
Retail 0.1%
100,000	AutoZone, Inc., Senior Unsecured Notes, 3.75%, 6/1/27	114,801
100,000	Costco Wholesale Corp., Senior Unsecured Notes, 1.75%, 4/20/32(4)	103,933
125,000	O’Reilly Automotive, Inc., Senior Unsecured Notes, 3.60%, 9/1/27(4)	142,322
		361,056
		1,498,296
Consumer, Non-cyclical 1.8%
Agriculture 0.1%
175,000	Bunge, Ltd. Finance Corp., Guaranteed Notes, 3.25%, 8/15/26	194,506
Beverages 0.3%
125,000	Anheuser-Busch InBev Worldwide, Inc., Guaranteed Notes, 4.90%, 1/23/31(4)	159,222
175,000	Coca-Cola Femsa S.A.B. de C.V., Guaranteed Notes, 2.75%, 1/22/30(4)	188,220
150,000	Constellation Brands, Inc., Guaranteed Notes, 5.25%, 11/15/48	211,054
175,000	Keurig Dr. Pepper, Inc., Guaranteed Notes, 3.20%, 5/1/30(4)	198,139
Principal Amount		Value
Consumer, Non-cyclical 1.8% (Continued)
$125,000	PepsiCo, Inc., Senior Unsecured Notes, 2.88%, 10/15/49	$139,944
		896,579
Biotechnology 0.1%
125,000	Gilead Sciences, Inc., Senior Unsecured Notes, 3.25%, 9/1/22(4)	130,539
100,000	Gilead Sciences, Inc., Senior Unsecured Notes, 2.60%, 10/1/40	100,964
		231,503
Commercial Services 0.1%
150,000	Global Payments, Inc., Senior Unsecured Notes, 4.80%, 4/1/26	178,008
100,000	PayPal Holdings, Inc., Senior Unsecured Notes, 2.65%, 10/1/26	109,920
		287,928
Food 0.1%
100,000	Conagra Brands, Inc., Senior Unsecured Notes, 1.38%, 11/1/27	100,923
150,000	Sysco Corp., Guaranteed Notes, 5.65%, 4/1/25	178,350
		279,273
Healthcare Products 0.2%
250,000	Abbott Laboratories, Senior Unsecured Notes, 3.75%, 11/30/26	292,861
150,000	Boston Scientific Corp., Senior Unsecured Notes, 3.75%, 3/1/26	170,226
		463,087
Healthcare Services 0.4%
150,000	Anthem, Inc., Senior Unsecured Notes, 3.35%, 12/1/24(4)	165,274
125,000	Centene Corp., Senior Unsecured Notes, 4.63%, 12/15/29	138,776
200,000	HCA, Inc., Guaranteed Notes, 5.38%, 2/1/25	224,906
250,000	Humana, Inc., Senior Unsecured Notes, 3.13%, 8/15/29(4)	276,030
125,000	Quest Diagnostics, Inc., Senior Unsecured Notes, 2.80%, 6/30/31	137,061
150,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 4.63%, 11/15/41	205,089
		1,147,136
Household Products 0.1%
125,000	Clorox Co. (The), Senior Unsecured Notes, 3.05%, 9/15/22	130,006
100,000	Clorox Co. (The), Senior Unsecured Notes, 1.80%, 5/15/30	103,199
		233,205
Pharmaceuticals 0.4%
125,000	AbbVie, Inc., Senior Unsecured Notes, 2.95%, 11/21/26	138,231
150,000	Bristol-Myers Squibb Co., Senior Unsecured Notes, 5.25%, 8/15/43	215,035
125,000	Merck & Co., Inc., Senior Unsecured Notes, 2.75%, 2/10/25	135,790

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
 Schedule of Investments (Continued)
December 31, 2020
Principal Amount		Value
Corporate Bonds & Notes 9.1% (Continued)
Consumer, Non-cyclical 1.8% (Continued)
$100,000	Takeda Pharmaceutical Co., Ltd., Senior Unsecured Notes, 3.03%, 7/9/40	$105,531
100,000	Teva Pharmaceutical Finance Netherlands III BV, Guaranteed Notes, 2.80%, 7/21/23	99,010
100,000	Utah Acquisition Sub, Inc., Guaranteed Notes, 3.95%, 6/15/26(4)	114,413
200,000	Zoetis, Inc., Senior Unsecured Notes, 3.25%, 2/1/23	210,377
		1,018,387
		4,751,604
Energy 0.7%
Oil & Gas 0.5%
150,000	Canadian Natural Resources, Ltd., Senior Unsecured Notes, 2.05%, 7/15/25(4)	157,348
21,000	Continental Resources, Inc., Guaranteed Notes, 4.50%, 4/15/23	21,653
125,000	EOG Resources, Inc., Senior Unsecured Notes, 4.38%, 4/15/30(4)	151,920
150,000	Marathon Oil Corp., Senior Unsecured Notes, 3.85%, 6/1/25	160,793
250,000	Marathon Petroleum Corp., Senior Unsecured Notes, 5.13%, 12/15/26	297,994
125,000	Occidental Petroleum Corp., Senior Unsecured Notes, 5.50%, 12/1/25	130,326
150,000	Phillips 66, Guaranteed Notes, 1.30%, 2/15/26(4)	152,009
100,000	Shell International Finance B.V., Guaranteed Notes, 2.38%, 11/7/29	107,656
		1,179,699
Oil & Gas Services 0.0%
100,000	Schlumberger Finance Canada, Ltd., Guaranteed Notes, 1.40%, 9/17/25(4)	102,836
Pipelines 0.2%
100,000	Kinder Morgan, Inc., Guaranteed Notes, 4.30%, 3/1/28	117,276
150,000	Magellan Midstream Partners L.P., Senior Unsecured Notes, 4.25%, 9/15/46	172,775
150,000	Spectra Energy Partners L.P., Guaranteed Notes, 4.75%, 3/15/24(4)	167,459
150,000	TransCanada PipeLines, Ltd., Senior Unsecured Notes, 4.88%, 5/15/48	193,967
		651,477
		1,934,012
Principal Amount		Value
Financial 3.0%
Banks 1.7%
$200,000	Australia & New Zealand Banking Group, Ltd., Subordinated Notes, 4.50%, 3/19/24(2)	$220,477
100,000	Bank of Nova Scotia (The), Senior Unsecured Notes, 2.70%, 8/3/26	110,255
200,000	Barclays PLC, Senior Unsecured Notes, 4.34%, 1/10/28	229,758
250,000	Canadian Imperial Bank of Commerce, Senior Unsecured Notes, 2.25%, 1/28/25	265,554
151,000	Citigroup, Inc., Subordinated Notes, 5.30%, 5/6/44	213,048
200,000	Citigroup, Inc., Senior Unsecured Notes, (3-month LIBOR + 0.90%), 3.35%, 4/24/25(3)(4)	217,435
200,000	Cooperatieve Rabobank UA MTN, Senior Unsecured Notes, 3.38%, 5/21/25	224,442
125,000	Credit Suisse AG, Senior Unsecured Notes, 2.95%, 4/9/25	137,124
100,000	Fifth Third Bancorp, Senior Unsecured Notes, 3.65%, 1/25/24(4)	109,063
125,000	Goldman Sachs Group, Inc. (The), Senior Unsecured Notes, 3.75%, 2/25/26	141,994
100,000	Goldman Sachs Group, Inc. (The), Subordinated Notes, 6.75%, 10/1/37	153,016
150,000	HSBC Holdings PLC, Senior Unsecured Notes, 3.90%, 5/25/26	171,217
150,000	Huntington Bancshares, Inc., Senior Unsecured Notes, 2.63%, 8/6/24(4)	160,295
150,000	ING Groep N.V., Senior Unsecured Notes, 4.10%, 10/2/23(4)	164,793
500,000	JPMorgan Chase & Co., Senior Unsecured Notes, 3.20%, 1/25/23	529,306
100,000	KeyCorp MTN, Senior Unsecured Notes, 2.55%, 10/1/29(4)	108,308
250,000	Kreditanstalt fuer Wiederaufbau, Guaranteed Notes, 2.63%, 4/12/21	251,652
200,000	Lloyds Banking Group PLC, Senior Unsecured Notes, 3.90%, 3/12/24(4)	219,839
100,000	Morgan Stanley, Series F, Senior Unsecured Notes, 3.88%, 4/29/24	110,782
100,000	Royal Bank of Canada GMTN, Subordinated Notes, 4.65%, 1/27/26	118,053
125,000	State Street Corp., Senior Unsecured Notes, 2.40%, 1/24/30(4)	136,597
250,000	Svenska Handelsbanken AB, Guaranteed Notes, 3.35%, 5/24/21	253,078

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
 Schedule of Investments (Continued)
December 31, 2020
Principal Amount		Value
Corporate Bonds & Notes 9.1% (Continued)
Financial 3.0% (Continued)
$125,000	Truist Bank, Subordinated Notes, (5-year Treasury Constant Maturity Rate + 1.15%), 2.64%, 9/17/29(3)	$132,267
		4,378,353
Diversified Financial Services 0.3%
150,000	Air Lease Corp., Senior Unsecured Notes, 3.63%, 4/1/27	160,754
150,000	American Express Co., Senior Unsecured Notes, 3.13%, 5/20/26(4)	167,982
100,000	BlackRock, Inc., Senior Unsecured Notes, 2.40%, 4/30/30(4)	109,333
150,000	Discover Financial Services, Senior Unsecured Notes, 3.95%, 11/6/24(4)	166,565
100,000	ORIX Corp., Senior Unsecured Notes, 3.25%, 12/4/24	109,317
100,000	Stifel Financial Corp., Senior Unsecured Notes, 4.25%, 7/18/24	112,351
		826,302
Insurance 0.5%
100,000	Allstate Corp. (The), Senior Unsecured Notes, 1.45%, 12/15/30(4)	99,811
125,000	American International Group, Inc., Senior Unsecured Notes, 4.88%, 6/1/22(4)	132,620
100,000	Aon Corp., Guaranteed Notes, 3.75%, 5/2/29	116,660
250,000	Berkshire Hathaway, Inc., Senior Unsecured Notes, 3.75%, 8/15/21(4)	255,328
250,000	CNA Financial Corp., Senior Unsecured Notes, 3.95%, 5/15/24	276,395
175,000	PartnerRe Finance B LLC, Guaranteed Notes, 3.70%, 7/2/29	200,944
200,000	Principal Financial Group, Inc., Guaranteed Notes, 3.70%, 5/15/29	233,985
100,000	Willis North America, Inc., Guaranteed Notes, 2.95%, 9/15/29	109,412
		1,425,155
REITS 0.5%
150,000	American Tower Corp., Senior Unsecured Notes, 3.70%, 10/15/49	170,439
125,000	AvalonBay Communities, Inc. GMTN, Senior Unsecured Notes, 3.45%, 6/1/25	139,141
100,000	Digital Realty Trust L.P., Guaranteed Notes, 3.60%, 7/1/29	114,649
200,000	Duke Realty L.P., Senior Unsecured Notes, 4.00%, 9/15/28	235,714
125,000	Prologis L.P., Senior Unsecured Notes, 2.25%, 4/15/30(4)	133,948
125,000	Sabra Health Care L.P., Guaranteed Notes, 3.90%, 10/15/29	131,486
Principal Amount		Value
Financial 3.0% (Continued)
$225,000	Welltower, Inc., Senior Unsecured Notes, 4.25%, 4/15/28	$262,996
150,000	Weyerhaeuser Co., Senior Unsecured Notes, 6.95%, 10/1/27	195,325
		1,383,698
		8,013,508
Industrial 0.7%
Aerospace/Defense 0.2%
250,000	L3Harris Technologies, Inc., Senior Unsecured Notes, 4.40%, 6/15/28	299,770
175,000	United Technologies Corp., Senior Unsecured Notes, 4.13%, 11/16/28(4)	208,629
		508,399
Building Materials 0.1%
125,000	Owens Corning, Senior Unsecured Notes, 3.95%, 8/15/29	144,160
Electronics 0.1%
100,000	Agilent Technologies, Inc., Senior Unsecured Notes, 2.10%, 6/4/30(4)	103,507
100,000	Flex, Ltd., Senior Unsecured Notes, 4.75%, 6/15/25	113,503
100,000	Roper Technologies, Inc., Senior Unsecured Notes, 2.00%, 6/30/30	102,211
		319,221
Miscellaneous Manufacturers 0.1%
170,000	Textron, Inc., Senior Unsecured Notes, 3.88%, 3/1/25	186,781
Packaging & Containers 0.1%
145,000	Ball Corp., Guaranteed Notes, 4.00%, 11/15/23	154,425
150,000	WRKCo, Inc., Guaranteed Notes, 3.90%, 6/1/28(4)	173,918
		328,343
Transportation 0.1%
250,000	CSX Corp., Senior Unsecured Notes, 3.35%, 9/15/49(4)	284,417
		1,771,321
Technology 0.5%
Computers 0.0%
100,000	HP, Inc., Senior Unsecured Notes, 3.00%, 6/17/27	110,341
Semiconductors 0.3%
100,000	Applied Materials, Inc., Senior Unsecured Notes, 1.75%, 6/1/30	103,776
175,000	KLA Corp., Senior Unsecured Notes, 4.10%, 3/15/29	209,731
100,000	Micron Technology, Inc., Senior Unsecured Notes, 2.50%, 4/24/23	104,202
125,000	NVIDIA Corp., Senior Unsecured Notes, 2.85%, 4/1/30(4)	140,617

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
 Schedule of Investments (Continued)
December 31, 2020
Principal Amount		Value
Corporate Bonds & Notes 9.1% (Continued)
Technology 0.5% (Continued)
$125,000	Xilinx, Inc., Senior Unsecured Notes, 2.38%, 6/1/30	$131,221
		689,547
Software 0.2%
100,000	Adobe, Inc., Senior Unsecured Notes, 2.30%, 2/1/30	108,238
100,000	Electronic Arts, Inc., Senior Unsecured Notes, 4.80%, 3/1/26	118,956
100,000	Fiserv, Inc., Senior Unsecured Notes, 3.50%, 7/1/29(4)	114,186
100,000	Intuit, Inc., Senior Unsecured Notes, 1.65%, 7/15/30(4)	102,680
		444,060
		1,243,948
Utilities 0.5%
Electric 0.4%
100,000	CenterPoint Energy, Inc., Senior Unsecured Notes, 2.95%, 3/1/30	108,843
150,000	Consolidated Edison Co. of New York, Inc., Senior Unsecured Notes, 4.50%, 12/1/45	194,414
150,000	Dominion Energy, Inc., Senior Unsecured Notes, 4.25%, 6/1/28	179,912
100,000	Eversource Energy, Series R, Senior Unsecured Notes, 1.65%, 8/15/30	99,595
125,000	Georgia Power Co., Series B, Senior Unsecured Notes, 2.65%, 9/15/29	137,127
100,000	ITC Holdings Corp., Senior Unsecured Notes, 3.25%, 6/30/26	111,265
125,000	Pinnacle West Capital Corp., Senior Unsecured Notes, 1.30%, 6/15/25	126,984
125,000	Public Service Enterprise Group, Inc., Senior Unsecured Notes, 1.60%, 8/15/30(4)	123,247
125,000	Sempra Energy, Senior Unsecured Notes, 4.00%, 2/1/48	148,942
		1,230,329
Gas 0.1%
175,000	National Fuel Gas Co., Senior Unsecured Notes, 5.20%, 7/15/25	196,357
		1,426,686
Total Corporate Bonds & Notes (Cost $22,148,679)		24,052,684
Foreign Government Obligations 0.3%
300,000	European Bank for Reconstruction & Development GMTN, Senior Unsecured Notes, 2.75%, 3/7/23	316,560
250,000	Export-Import Bank of Korea, Senior Unsecured Notes, 3.00%, 11/1/22(4)	261,458
Principal Amount		Value
$150,000	Panama Government International Bond, Senior Unsecured Notes, 4.00%, 9/22/24(4)	$165,939
100,000	Peruvian Government International Bond, Senior Unsecured Notes, 1.86%, 12/1/32(4)	100,800
Total Foreign Government Obligations (Cost $800,335)		844,757
Long-Term Municipal Securities 0.7%
California 0.0%
100,000	University of California, Taxable General Revenue Bonds, Series AC, 4.80%, 5/15/31	119,616
District of Columbia 0.1%
300,000	District of Columbia Income Tax Secured Revenue Bonds, Build America Bonds, 4.91%, 12/1/23	339,105
Michigan 0.1%
150,000	Lincoln Consolidated School District, General Obligation Limited, Series B, 4.32%, 5/1/37	172,548
New Mexico 0.0%
100,000	New Mexico Hospital Equipment Loan Council, Presbyterian Healthcare, Revenue Bonds, Series B, 4.41%, 8/1/46	122,560
New York 0.2%
150,000	City of New York, Build America Bonds, General Obligation Unlimited, Series F1, 5.89%, 12/1/24	179,490
125,000	City of New York, General Obligation Limited, Series F, Subseries F3, 3.63%, 4/1/32	140,131
150,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate Bonds, Revenue Bonds, 3.00%, 2/1/26	162,678
		482,299
North Dakota 0.1%
150,000	City of Fargo, North Dakota, Improvement Refunding Bonds, General Obligation Unlimited, Series B, 2.70%, 5/1/32	162,201
Texas 0.1%
250,000	Dallas Independent School District Qualified School Construction Notes, General Obligation Limited, 5.05%, 8/15/33	276,985
150,000	Texas A&M University Board, Revenue Bonds, Series B, 3.48%, 5/15/49	162,168
		439,153

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
 Schedule of Investments (Continued)
December 31, 2020
Principal Amount		Value
Long-Term Municipal Securities 0.7% (Continued)
Washington 0.1%
$125,000	Grant County Public Utility District No 2 Priest Rapids Hydroelectric Project, Revenue Bonds, 3.31%, 1/1/43	$132,109
Total Long-Term Municipal Securities (Cost $1,822,703)		1,969,591
U.S. Government Agency Obligations# 3.9%
250,000	FHLB, 3.00%, 10/12/21	255,545
120,000	FHLB, 3.25%, 6/9/23	128,884
250,000	FHLB, 3.25%, 3/8/24	274,121
49,592	FHLMC, Series 4151, Class PA, 2.00%, 1/15/33	51,855
54,597	FHLMC Gold PC Pool #G05447, 4.50%, 5/1/39	60,592
365,983	FHLMC Gold PC Pool #G08732, 3.00%, 11/1/46	386,960
68,068	FHLMC Gold PC Pool #J13885, 3.50%, 12/1/25	72,254
105,075	FHLMC Gold PC Pool #J17969, 3.00%, 2/1/27	110,488
151,880	FHLMC Gold PC Pool #Q23725, 4.00%, 12/1/43	167,380
62,195	FHLMC Pool #A96409, 3.50%, 1/1/41	67,178
196,936	FHLMC Pool #AG08748, 3.50%, 2/1/47	209,935
245,219	FHLMC Pool #QB3856, 2.00%, 9/1/50	254,755
255,453	FHLMC Pool #SD8023, 2.50%, 11/1/49	269,520
167,548	FHLMC Pool #SD8098, 2.00%, 10/1/50	174,063
250,000	FNMA, 2.38%, 1/19/23	261,450
20,612	FNMA Pool #254733, 5.00%, 4/1/23	22,757
76,156	FNMA Pool #255667, 5.00%, 3/1/25	84,146
68,136	FNMA Pool #890236, 4.50%, 8/1/40	76,213
128,515	FNMA Pool #995245, 5.00%, 1/1/39	149,277
103,042	FNMA Pool #AA7720, 4.00%, 8/1/39	113,049
46,598	FNMA Pool #AB1259, 5.00%, 7/1/40	54,183
152,884	FNMA Pool #AB4449, 4.00%, 2/1/42	168,529
163,475	FNMA Pool #AB5472, 3.50%, 6/1/42	175,880
95,521	FNMA Pool #AB6286, 2.50%, 9/1/27	99,846
125,893	FNMA Pool #AB8144, 5.00%, 4/1/37	144,384
35,395	FNMA Pool #AD2351, 4.00%, 3/1/25	37,561
168,948	FNMA Pool #AD6374, 5.00%, 5/1/40	196,141
126,184	FNMA Pool #AH4865, 4.50%, 2/1/41	137,294
32,373	FNMA Pool #AH5434, 4.50%, 4/1/41	35,082
Principal Amount		Value
$77,350	FNMA Pool #AH8932, 4.50%, 4/1/41	$85,941
46,559	FNMA Pool #AI1019, 4.50%, 5/1/41	52,132
52,682	FNMA Pool #AI1105, 4.50%, 4/1/41	58,432
138,625	FNMA Pool #AI3052, 3.50%, 7/1/26	147,142
72,043	FNMA Pool #AJ6932, 3.00%, 11/1/26	75,725
148,615	FNMA Pool #AO2961, 4.00%, 5/1/42	163,811
679,859	FNMA Pool #AP1340, 3.50%, 7/1/42	737,310
330,983	FNMA Pool #AS9459, 4.50%, 4/1/47	362,029
215,600	FNMA Pool #AT0969, 3.00%, 4/1/43	229,788
396,995	FNMA Pool #AT8849, 4.00%, 6/1/43	436,881
100,661	FNMA Pool #AU6043, 3.00%, 9/1/43	106,928
157,822	FNMA Pool #AU7025, 3.00%, 11/1/43	168,054
109,268	FNMA Pool #AU8070, 3.50%, 9/1/43	117,979
141,740	FNMA Pool #AU8846, 3.00%, 11/1/43	151,111
70,927	FNMA Pool #AY2728, 2.50%, 2/1/30	74,151
50,970	FNMA Pool #AY5005, 4.00%, 3/1/45	55,649
73,161	FNMA Pool #BD8211, 4.00%, 4/1/47	78,578
357,296	FNMA Pool #CA5540, 3.00%, 4/1/50	380,391
199,554	FNMA Pool #FM5091, 1.50%, 12/1/50	201,687
33,960	FNMA Pool #MA0799, 4.00%, 7/1/26	36,150
191,054	FNMA Pool #MA4077, 2.00%, 7/1/50	198,483
242,391	FNMA Pool #MA4100, 2.00%, 8/1/50	251,816
98,126	FNMA Pool #MA4119, 2.00%, 9/1/50	101,942
500,000	FNMA Pool #MA4237, 2.00%, 1/1/51	519,442
55,531	GNMA, 3.00%, 4/16/39	57,761
111,518	GNMA I Pool #650494, 5.50%, 1/15/36	130,014
169,347	GNMA II Pool #MA1090, 3.50%, 6/20/43	184,419
82,070	GNMA II Pool #MA1520, 3.00%, 12/20/43	87,594
31,988	GNMA II Pool #MA2445, 3.50%, 12/20/44	34,526
126,227	GNMA II Pool #MA5076, 3.00%, 3/20/48	132,230
393,968	GNMA Pool #4016, 5.50%, 8/20/37	461,231
60,110	GNMA Pool #MA1375, 3.50%, 10/20/43	65,460
Total U.S. Government Agency Obligations (Cost $9,710,824)		10,184,109

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
 Schedule of Investments (Continued)
December 31, 2020
Principal Amount		Value
U.S. Treasury Obligations 4.7%
$200,000	U.S. Treasury Bonds, 5.38%, 2/15/31(4)	$287,516
840,000	U.S. Treasury Bonds, 4.50%, 5/15/38	1,268,597
540,000	U.S. Treasury Bonds, 3.00%, 5/15/42	694,512
1,169,000	U.S. Treasury Bonds, 3.00%, 2/15/48	1,534,586
1,600,000	U.S. Treasury Notes, 0.25%, 4/15/23	1,603,937
1,060,000	U.S. Treasury Notes, 2.00%, 4/30/24	1,123,517
595,000	U.S. Treasury Notes, 2.25%, 11/15/24	640,973
620,000	U.S. Treasury Notes, 0.50%, 3/31/25	625,716
1,700,000	U.S. Treasury Notes, 0.38%, 11/30/25	1,702,391
50,000	U.S. Treasury Notes, 2.63%, 12/31/25	55,603
350,000	U.S. Treasury Notes, 2.13%, 5/31/26	382,088
800,000	U.S. Treasury Notes, 2.88%, 5/15/28	926,875
1,200,000	U.S. Treasury Notes, 2.63%, 2/15/29	1,377,562
125,000	U.S. Treasury Notes, 1.75%, 11/15/29	135,093
Total U.S. Treasury Obligations (Cost $11,506,902)		12,358,966
Shares		Value
Short-Term Investments 7.2%
Money Market Funds 7.2%
12,758,352	State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.03%(5)	12,758,352
6,244,178	State Street Navigator Securities Lending Government Money Market Portfolio(6)	6,244,178
		19,002,530
Total Short-Term Investments (Cost $19,002,530)		19,002,530
Total Investments In Securities 102.7% (Cost $123,891,708)		271,098,445
Excess Of Liabilities Over Cash And Other Assets (2.7)%		(7,060,225)
Net Assets 100.0%		264,038,220
(1)
Non-income producing.

(2)
Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

(3)
Floating or variable rate security. The rate disclosed is the rate in effect as of December 31, 2020. The information in parentheses represents the benchmark and reference rate for each relevant security and the rate adjusts based upon the reference rate and spread. The security may be further subject to interest rate floor and caps. For securities which do not indicate a reference rate and spread in their descriptions, the interest rate adjusts periodically based on current interest rates and, for mortgage-backed securities, prepayments in the underlying pool of assets.

(4)
A portion or all of the security was held on loan. As of December 31, 2020, the market value of the securities on loan was $6,122,048.

(5)
Rate reflects 7 day yield as of December 31, 2020.

(6)
Securities with an aggregate market value of $6,122,048 were out on loan in exchange for $6,244,178 of cash collateral as of December 31, 2020. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1(J) in the Notes to Financial Statements.

#
Including Mortgage-Backed Securities issued by U.S. Government Agencies.

FHLB
Federal Home Loan Bank.

FHLMC
Federal Home Loan Mortgage Corp.

FNMA
Federal National Mortgage Association.

FREMF
Freddie Mac Multifamily.

GMTN
Global Medium Term Note.

GNMA
Government National Mortgage Association.

LIBOR
London Interbank Offered Rate.

MTN
Medium Term Note.

REITS
Real Estate Investment Trusts.

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
 Schedule of Investments (Continued)
December 31, 2020
The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2020 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$192,631,883	$—	$—	$192,631,883
Asset-Backed Securities	—	1,999,436	—	1,999,436
Commercial Mortgage-Backed Securities	—	8,054,489	—	8,054,489
Corporate Bonds & Notes*	—	24,052,684	—	24,052,684
Foreign Government Obligations	—	844,757	—	844,757
Long-Term Municipal Securities*	—	1,969,591	—	1,969,591
U.S. Government Agency Obligations	—	10,184,109	—	10,184,109
U.S. Treasury Obligations	—	12,358,966	—	12,358,966
Short-Term Investments	19,002,530	—	—	19,002,530
Total Investments in Securities	$211,634,413	$59,464,032	$—	$271,098,445

*
See Schedule of Investments for further breakdown by category.

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
 Statement of Assets and Liabilities
 Statement of Operations

December 31, 2020
ASSETS:
Investments in securities, at value (Cost — $123,891,708) (securities on loan, at value, $6,122,048)	$271,098,445
Dividends and interest receivable	393,996
Receivable for capital shares sold	6,980
Prepaid expenses	2,750
Receivable for securities lending income	503
Total Assets	271,502,674
LIABILITIES:
Payable upon return of securities on loan (See Note 1J)	6,244,178
Payable for securities purchased	718,918
Payable for capital shares redeemed	237,265
Accrued expenses:
Advisory fee	104,036
Service and distribution plan fees	59,957
Directors’ fees and expenses	499
Other	99,601
Total Liabilities	7,464,454
Net Assets	$264,038,220
NET ASSETS CONSIST OF:
Shares of beneficial interest, at $0.01 par value (authorized unlimited, outstanding 11,352,800 shares)	$113,528
Additional paid-in capital	77,618,718
Distributable Earnings (Loss)	186,305,974
Net Assets	$264,038,220
Net Asset Value Per Outstanding Share ($264,038,220 ÷ 11,352,800 shares outstanding)	$23.26
For the Year Ended December 31, 2020
INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $12,473)	$1,328,494
Interest	1,541,623
Securities lending income (Net)	13,710
Total Income	2,883,827
Expenses:
Advisory fees	1,170,874
Service and distribution plan fees	994,420
Custody and accounting fees	94,899
Auditing and legal fees	90,180
Fund administration fees	32,000
Directors’ fees and expenses	27,602
Printing and postage fees	23,221
Compliance and tax service fees	17,670
Insurance fees	10,916
Registration and filing fees	3,248
Other	20,045
Total Expenses Before Fees Waived (See Note 6)	2,485,075
Less: Service and Distribution Plan Fees Waived	(330,281)
Net Expenses	2,154,794
Net Investment Income/(Loss)	729,033
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Exchange Transactions:
Net Realized Gain/(Loss) From:
Investments in securities	38,377,808
Foreign currency transactions	(662)
38,377,146
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments in securities	2,596,129
Net Realized Gain/(Loss) and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	40,973,275
Net Increase/(Decrease) in Net Assets from Operations	$41,702,308

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
 Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations:
Net investment income/(loss)	$729,033	$1,155,111
Net realized gain/(loss) on investments and foreign currency	38,377,146	19,313,084
Change in net unrealized appreciation/(depreciation) on investments	2,596,129	38,987,048
Net increase in net assets from operations	41,702,308	59,455,243
Distributions to Shareholders from:
Distributable Earnings	(20,460,126)	(25,221,943)
Share Transactions:
Proceeds from sale of shares	1,983,567	1,755,916
Proceeds from reinvestment of distributions to shareholders	20,460,126	25,221,943
Cost of shares redeemed	(29,508,261)	(35,808,938)
Net increase/(decrease) in net assets from fund share transactions	(7,064,568)	(8,831,079)
Total increase/(decrease) in net assets	14,177,614	25,402,221
NET ASSETS:
Beginning of year	249,860,606	224,458,385
End of year	$264,038,220	$249,860,606

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
 Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:
	Years Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$21.47	$18.63	$21.08	$19.76	$20.87
Income/(loss) from investment operations:
Net investment income/(loss)	0.06(1)	0.11	0.14	0.14	0.12
Net gains/(losses) on securities (both realized and unrealized)	3.59	4.98	(0.03)	3.09	1.05
Total from investment operations	3.65	5.09	0.11	3.23	1.17
Less distributions:
Dividends from net investment income	(0.11)	(0.15)	(0.16)	(0.12)	(0.13)
Distributions from net realized gains	(1.75)	(2.10)	(2.40)	(1.79)	(2.15)
Total distributions	(1.86)	(2.25)	(2.56)	(1.91)	(2.28)
Net asset value, end of year	$23.26	$21.47	$18.63	$21.08	$19.76
Total return*	17.98%	27.71%(2)	0.05%	16.88%	5.51%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$264,038	$249,861	$224,458	$257,175	$254,836
Ratio of gross expenses to average net assets(3)	1.00%	1.01%	1.03%	1.02%	1.05%
Ratio of net expenses to average net assets(4)	0.87%	0.88%	0.89%	0.89%	0.92%
Ratio of net investment income to average net assets	0.29%	0.47%	0.63%	0.63%	0.54%
Portfolio turnover rate	17%	6%	22%	7%	10%

*
Total returns do not reflect the effects of charges deducted under the terms of Guardian Insurance and Annuity Company, Inc.’s (GIAC) variable contracts. Including such charges would reduce the total returns for all years shown.

(1)
Per share amounts are calculated based on average shares outstanding during the year.

(2)
The total return includes adjustments to the net asset value required by generally accepted accounting principles.

(3)
Ratio reflects expenses grossed up for the waiver of a portion of the service and distribution plan fees by the Distributor.

(4)
Ratio reflects expenses net of the waiver of a portion of the service and distribution plan fees by the Distributor.

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
 Notes to Financial Statements

December 31, 2020

1.
Significant Accounting Policies

Value Line Strategic Asset Management Trust (the “Fund”), a series of Value Line Funds Variable Trust (the “Trust”), is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to achieve a high total investment return consistent with reasonable risk by investing primarily in a broad range of common stocks, bonds and money market instruments. The Fund will attempt to achieve its objective by following an asset allocation strategy based on data derived from computer models for the stock and bond markets that shifts the assets of the Fund among equity, debt and money market securities as the models indicate and its investment adviser, EULAV Asset Management (the “Adviser”), deems appropriate. The Fund is part of the Value Line Family of Funds (the “Value Line Funds”), a family of mutual funds that consists of a variety of equity, fixed income, and hybrid funds.
The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.
(A) Security Valuation: Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 P.M. Eastern Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the Fund’s total net assets by the Fund’s total number of shares outstanding at the time of calculation.
The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) and a pricing committee (the “Pricing Committee”) have been established by the Board. The Valuation Committee oversees the implementation of the Fund’s valuation methods and makes fair value determinations on behalf of the Board, as necessary. The Pricing Committee monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Pricing Committee determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.
The Board has determined that the value of bonds and other fixed-income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service that determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations.

■ Value Line Strategic Asset Management Trust
 Notes to Financial Statements (Continued)

December 31, 2020

(B) Fair Value Measurements: The Fund follows fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•
Level 3 — Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
(C) Federal Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its net investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.
As of December 31, 2020, and for all open tax years, management has analyzed the Fund’s tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(D) Securities Transactions and Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in first-out convention (“FIFO”). Interest income on investments, adjusted for amortization of discount and premium, if applicable, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.
The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). The principal value and interest payout of TIPS are periodically adjusted according to the rate of the inflation based on the Consumer Price Index. The adjustments for principal and income due to inflation are reflected in interest income in the Statement of Operations.
The Fund may purchase mortgage pass-through securities on a to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The Fund may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by the Fund as a purchase transaction and a sale transaction in which the Fund realizes a gain or loss. The Fund’s use of TBA rolls may cause the Fund to experience higher portfolio turnover and higher transaction costs. The Fund could be exposed to possible risk if there is an adverse market action, expenses or delays in connection with TBA transactions, or if the counterparty fails to complete the transaction.
(E) Fund Distributions: It is the Fund’s policy to distribute annually to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all the net capital gains realized by the Fund, if any. Such distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Fund at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board.

■ Value Line Strategic Asset Management Trust
 Notes to Financial Statements (Continued)

December 31, 2020

(F) Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange at the valuation date. The Fund does not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.
Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.
Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/(loss) on investments and change in net unrealized appreciation/(depreciation) on investments.
(G) Representations and Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(H) Accounting for Real Estate Investment Trusts: The Fund owns shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.
Distributions from REITs are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.
(I) Foreign Taxes: The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
(J) Securities Lending: Under an agreement with State Street Bank & Trust Company (“State Street”), the Fund can lend its securities to brokers, dealers and other financial institutions approved by the Board. The Fund or the borrower may terminate the loan at any time. By lending its investment securities, the Fund attempts to increase its net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. The Fund is protected by State Street in the event of counter-party default (the Fund accepts a smaller rebate for this protection). Generally, in the event of a counter-party default, the Fund has the right to use the collateral to offset the losses incurred. The lending fees received and the Fund’s portion of the interest income earned on the cash collateral are included in “Securities lending income (Net)” on the Statement of Operations.
Upon entering into a securities lending transaction, the Fund receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street, acting in its capacity as securities lending agent (the “Agent”), in The Value Line Funds’ collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Government Money Market Portfolio. When the Fund invests the cash collateral in the State Street Navigator Securities Lending Government Money Market Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Fund.
The Fund may enter into a joint repurchase agreement whereby its uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and may be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreements are allocated to the funds based on

■ Value Line Strategic Asset Management Trust
 Notes to Financial Statements (Continued)

December 31, 2020

their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities or cash collateral marked-to-market daily to maintain coverage of at least 100%. Investments made with the cash collateral are disclosed on the Schedule of Investments.
As of December 31, 2020, the Fund was not invested in joint repurchase agreements.
As of December 31, 2020, the Fund loaned securities which were collateralized by cash and other securities. The value of the securities on loan and the value of the related collateral were as follows:
Value of Securities Loaned	Value of Collateral*
$6,122,048	$6,244,178

*
The Fund received cash collateral of $6,244,178, which was subsequently invested in the State Street Navigator Securities Lending Government Money Market Portfolio as reported in the Schedule of Investments. The value of securities loaned is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day.

(K) Other Risks: An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and was declared a pandemic by the World Health Organization in March 2020. This coronavirus has resulted in travel restrictions, restrictions on gatherings of people (including closings of, or limitations on, dining and entertainment establishments, as well as schools and universities), closed businesses (or businesses that are restricted in their operations), closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious disease outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak cannot be determined with certainty. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets and disruption to the global economy, the consequences of which are currently unpredictable. Certain of the Fund’s investments are likely to have exposure to businesses that, as a result of COVID-19, experience a slowdown or temporary suspension in business activities. These factors, as well as any restrictive measures instituted in order to prevent or control a pandemic or other public health crisis, such as the one posed by COVID-19, could have a material and adverse effect on the Fund’s investments.
(L) Subsequent Events: Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.
2.
Investment Risks

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

■ Value Line Strategic Asset Management Trust
 Notes to Financial Statements (Continued)

December 31, 2020

3.
Capital Share Transactions

Shares of the Fund are available to the public only through the purchase of certain contracts issued by The Guardian Insurance and Annuity Company, Inc. (GIAC). Transactions in capital stock were as follows:
	Year Ended December 31, 2020	Year Ended December 31, 2019
Shares sold	93,500	82,382
Shares issued to shareholders in reinvestment of dividends and distributions	980,831	1,211,428
Shares redeemed	(1,361,592)	(1,699,388)
Net decrease	(287,261)	(405,578)

4.
Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments for the year ended December 31,2020, were as follows:
Purchases of Investment Securities excluding U.S. Government Obligations	Sales of Investment Securities excluding U.S. Government Obligations	Purchases of U.S. Government Obligations	Sales of U.S. Government Obligations
$26,586,142	$61,838,407	$12,977,594	$8,308,430

5.
Income Taxes

At December 31, 2020, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were:
Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation) on Investments
$123,891,243	$147,355,183	$(147,981)	$147,207,202
The differences between book basis and tax basis unrealized appreciation/depreciation on investments were primarily attributed to wash sales.
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Other Timing Differences	Unrealized Appreciation	Capital Loss Carryforwards	Late Year Deferrals	Distributable Earnings (Loss)
$1,492,079	$37,606,693	$—	$147,207,202	$—	$—	$186,305,974
The tax composition of distributions paid to shareholders for the years ended December 31, 2020 and December 31, 2019 were as follows:
	2020	2019
Ordinary income	$1,313,664	$1,634,948
Long-term capital gain	19,146,462	23,586,995
	$20,460,126	$25,221,943

■ Value Line Strategic Asset Management Trust
 Notes to Financial Statements (Continued)

December 31, 2020

6.
Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

For providing advisory services to the Fund and managing the Fund’s investments for the year ended December 31, 2020, the Adviser was paid a fee at an annual rate of 0.47% of the Fund’s average daily net assets. The investment advisory agreement between the Fund and the Adviser provides for a combined fee for both advisory services and Administrative Services (as defined in the investment advisory agreement) at an annual rate equal to 0.50% of Fund’s average daily net assets (the “Combined Rate”). The advisory fee component paid by the Fund to the Adviser for each period is calculated by subtracting the amount paid by the Fund for Administrative Services with respect to the same period from the Combined Rate. The Adviser provides (or arranges for the provision of) such Administrative Services pursuant to a separate administration agreement with the Fund. An advisory fee of $1,170,874 was paid or payable to the Adviser for the year ended December 31, 2020.
The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the 1940 Act, which compensates EULAV Securities LLC (the “Distributor”) for advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.40% of the Fund’s average daily net assets. For the year ended December 31, 2020, fees amounting to $994,420, before fee waivers, were accrued under the Plan. The Distributor has contractually agreed to waive the 12b-1 fee in an amount equal to 0.13% of the Fund’s average daily net assets through June 30, 2021. The waiver cannot be terminated before June 30, 2021 without the approval of the Fund’s Board. There is no assurance that the Distributor will extend the waiver beyond June 30, 2021. For the year ended December 31, 2020, the fees waived amounted to $330,281. The Distributor has no right to recoup previously waived amounts.
The Fund bears direct expenses incurred specifically on its behalf while common expenses of the Value Line Funds are allocated proportionately based upon each Fund’s respective net assets or another equitable method.

■ Value Line Strategic Asset Management Trust
Report of Independent Registered Public Accounting Firm
br
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Value Line Funds Variable Trust and Shareholders of Value Line Strategic Asset Management Trust
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Value Line Strategic Asset Management Trust (one of the funds constituting Value Line Funds Variable Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
New York, New York
February 12, 2021
We have served as the auditor of one or more investment companies in the Value Line Funds since 1983.

■ Value Line Strategic Asset Management Trust
 Federal Tax Status of Distribution (Unaudited)
For corporate taxpayers 90.03% of the ordinary income distribution paid during the year ended December 31, 2020, qualifies for the corporate dividends received deductions.
During the year ended December 31, 2020, 90.03% of the ordinary income distribution is treated as qualified dividends.
During the year ended December 31, 2020, the Fund distributed $19,146,462 from long-term gains.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to Form N-PORT within 60 days of the end of such fiscal quarter. Regulatory filings of Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

■ Value Line Strategic Asset Management Trust
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30 is available through the Funds’ website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

■ Value Line Strategic Asset Management Trust
Board Approval of Liquidity Risk Management Program
br
To promote effective liquidity risk management throughout the fund industry and to enhance disclosure regarding fund liquidity and redemption practices, the Securities and Exchange Commission (the “Commission”) adopted Rule 22e-4 under the Investment Company Act of 1940, as amended. This Rule requires every registered open-end management company to establish a liquidity risk management program (the “LRMP”) that, among other things, provides for the assessment, management and review of liquidity risk, the classification of a fund’s portfolio investments into one of four liquidity buckets based upon the number of days that such investments may reasonably be expected to be converted into cash or otherwise disposed of without significantly impacting their price, the establishment of a highly liquid investment minimum where required, and the establishment of a 15% limitation on illiquid investments. Additionally, the Commission adopted Rule 30b1-10 and Form N-LIQUID, which generally requires a fund to notify the Commission when certain liquidity-related events occur.
The Funds’ Board approved the appointment of the Adviser’s 40 Act Liquidity Risk Management Committee (“Liquidity Committee”) as the administrator of the LRMP for the Funds on December 13, 2018 and the Fund’s LRMP on March 15, 2019. At the Board’s regular meeting on June 18, 2020, the Funds’ Chief Compliance Officer provided a report to the Funds’ Board on the operation and effectiveness of the LRMP after its first year of operation. The Adviser manages liquidity risks associated with the Funds’ investments by monitoring cash and cash equivalents, the use of derivatives, the concentration of investments and the appropriateness of portfolio strategies for open-end funds, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of Fund investments, the Adviser utilizes a third-party provider of liquidity monitoring services. The third-party provider supplies portfolio-level data and certain assumptions which it uses to determine classifications. The Liquidity Committee reviews and reconciles the information provided for accuracy.
The LRMP effectively managed the Funds’ liquidity risks for the twelve-month period ended December 31, 2020. During this period, each Fund held no less than 50% of its total net assets in highly liquid investments. Because each Fund consisted primarily of highly liquid investments, no highly liquid investment minimum was required to be established for any Fund, and all Funds were well under their illiquid investment limitations. Additionally, no events that would require the filing of Form N-LIQUID occurred

■ Value Line Strategic Asset Management Trust
 Management Information
The business and affairs of the Trust are managed by the Trust’s officers under the direction of its Board of Trustees. The following table sets forth information on each Trustee and officer of the Fund. Each Trustee serves as a director or trustee of each of the registered investment companies advised by the Adviser (the “Value Line Funds”). Each Trustee serves until his or her successor is elected and qualified. The Statement of Additional Information includes additional information about the Fund Directors and is available without charge by calling 1-800-243-2729.
Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Interested Director*
Mitchell E. Appel Age: 50	Trustee	Since 2010	President of each of the Value Line Funds; Trustee, CEO and Treasurer of the Adviser; President and Chief Financial Officer of the Distributor.	10	Forethought Variable Insurance Trust

Non-Interested Directors
Joyce E. Heinzerling Age: 64	Trustee	Since 2008	Retired. Managing Member, Meridian Fund Advisers LLC (consultants) until 2019.	10	None
James E. Hillman Age: 64	Trustee (Chair of the Board of the Value Line Funds since April 2016)	Since 2015	Chief Financial Officer, Notre Dame School of Manhattan since 2011; Director and Principal Financial Officer, Merrill Lynch Global Wealth Management, 2006-2011.	10	Miller/Howard High Income Equity Fund
Paul Craig Roberts Age: 82	Trustee	Since 1987	Chairman, Institute for Political Economy	10	None
Nancy-Beth Sheerr Age: 72	Trustee	Since 1996	Independent Trustee and Managing Member, NBS Consulting LLC since November 2014; Senior Financial Adviser, Veritable, L.P. (investment advisor) until December 2013.	10	None

■ Value Line Strategic Asset Management Trust
 Management Information  (Continued)
Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years
Officers
Mitchell E. Appel Age: 50	President	Since 2008	President of each of the Value Line Funds; Trustee, CEO and Treasurer of the Adviser; President and Chief Financial Officer of the Distributor.
Christopher W. Roleke Age: 48	Treasurer and Chief Financial Officer	Since 2020	Treasurer (Principal Financial and Accounting Officer) of each of the Value Line Funds since April 2020; Managing Director and Fund Principal Financial Officer, Foreside Management Services, LLC, since 2011.
Michael J. Wagner Age: 70	Chief Compliance Officer	Since 2009	Chief Compliance Officer of each of the Value Line Funds since 2009; President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, Officer LLC) 2006-2019.
Emily D. Washington Age: 42	Vice President and Secretary	Since 2008	Vice President of each of the Value Line Funds since April 2020 and Secretary since 2010; Treasurer and Chief Financial Officer of each of the Value Line Funds, 2008-2020.
Robert Scagnelli Age: 59	Vice President	Since 2020	Vice President of each of the Value Line Funds since April 2020; Vice President of the Distributor and the Adviser since 2011.

*
Mr. Appel is an “interested person” as defined in the 1940 Act by virtue of his position with the Distributor and the Adviser.

The address for each of the above is 7 Times Square, Suite 1606, New York, NY 10036-6524.

Item 2	Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3	Audit Committee Financial Expert

((a)(1)	The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.
(2)	The Registrant’s Board has designated James Hillman, member of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Expert. Mr. Hillman is an independent director. Mr. Hillman currently serves as the Chief Financial Officer at Notre Dame School of Manhattan since 2011.

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4	Principal Accountant Fees and Services

(a) Audit Fees 2020 - $30,439

      Audit Fees 2019 - $54,313

(b) Audit-Related fees – None.

(c) Tax Preparation Fees 2020 - $6,897

      Tax Preparation Fees 2019 - $7,471

(d) All Other Fees – None

(e) (1) Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed were pre-approved by the committee.

(e) (2) Not applicable.

(f) Not applicable.

(g) Aggregate Non-Audit Fees 2020 - None

      Aggregate Non-Audit Fees 2019 - None

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants

Not Applicable.

Item 6.	Investments

Not Applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10	Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11	Controls and Procedures

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13.	Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 100.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	March 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Christopher W. Roleke
Christopher W. Roleke, Treasurer, Principal Financial Officer

Date:	March 8, 2021